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                                                                    Exhibit 10.9


                             PCA INTERNATIONAL, INC.
                            STOCK OPTION PLAN (1998)

                                    ARTICLE 1

                                     GENERAL

                  1.1      Purpose.

                  The purpose of the PCA International, Inc. Stock Option Plan
(1998) (the "Plan") is to provide for certain officers, directors and key personnel (as defined in Section 1.3) of PCA International, Inc. (the "Company") and certain of its Affiliates (as defined in Section 1.6) an equity-based incentive to maintain and to enhance the performance and profitability of the Company.

                  1.2      Administration.

                           (a)      The Plan shall be administered by a
committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more members of the Board. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                           (b)      The Committee shall have the authority (i)
to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Stock Option Agreements (as defined in Section 1.7) executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                           (c)      The determination of the Committee on all
matters relating to the Plan or any Plan agreement shall be conclusive.

                           (d)      No member of the Committee shall be liable
for any action or determination made in good faith with respect to the Plan or any award hereunder.

                           (e)      Notwithstanding anything to the contrary
contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the Board.



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                                                                               2

                  1.3      Persons Eligible for Awards.

                  Awards under the Plan may be made to such officers, directors and employees ("key personnel") of the Company or its Affiliates as the Committee shall from time to time in its sole discretion select; provided, however, that officers who are not employees of either the Company or an Affiliate shall not be eligible to receive awards under the Plan.

                  1.4      Types of Awards Under Plan.

                           (a)      Awards may be made under the Plan in the
form of stock options ("options"), as more fully set forth in Article 2. Options granted under the Plan may either be (i) "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

                           (b)      All options when granted are intended to be
nonqualified options, unless the applicable Stock Option Agreement explicitly states that an option is intended to be an incentive stock option. If an option is granted with the stated intent that it be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified option appropriately granted under the Plan provided that such option (or portion) otherwise satisfies the terms and conditions of the Plan relating to nonqualified options generally.

                  1.5      Shares Available for Awards.

                           (a)      Subject to Section 3.5 (relating to
adjustments upon changes in capitalization), as of any date, the total number of shares of Common Stock with respect to which options may be granted under the Plan shall equal the excess (if any) of 555,000 shares, minus the sum of (i) the number of shares of Common Stock then subject to outstanding options under this Plan and (ii) the number of shares in respect of which options have been exercised (or disposed of to the Company for consideration (other than for a new option)) under this Plan.

                           In accordance with (and without limitation upon) the
preceding sentence, options may be granted in respect of shares covered by previously-granted options that have expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or disposition to the Company for consideration (other than for a new option)).

                           (b)      Shares of Common Stock that shall be subject
to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

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                                                                               3


                           (c)      Without limiting the generality of the
foregoing, the Committee may, with the grantee's consent, cancel any option under the Plan and issue a new option in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted option shall satisfy all applicable Plan requirements as of the date such new option is granted. The foregoing is not intended to prevent or limit the Committee's authority to make equitable adjustments to options upon the occurrence of certain events as herein provided, including, without limitation, adjustments pursuant to Section 3.5 (relating to adjustments upon changes in capitalization).

                  1.6      Definitions of Certain Terms.

                           (a)      The term "Affiliate" as used herein means
any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

                           (b)      The term "Cause" as used herein means (i) a

determination by the Committee that the grantee has, in any material respect, willfully failed to follow any of the Company's written policies or any written directives of the Board or of any employee of the Company superior in rank to such grantee and, if such failure is susceptible of being cured as determined by the Committee in good faith, the failure of the grantee to cure such failure within 10 days after receiving written notice (stating with specificity the nature of such failure) from the Committee (the "Cure Period"); or (ii) any act of gross negligence, willful misconduct, fraud or personal dishonesty by the grantee involving the assets of the Company or any of its Affiliates and resulting in economic or reputational harm to the Company; or (iii) the conviction of, or a plea of guilty or nolo contendere by the grantee to, a charge of any crime involving moral turpitude or a felony; or (iv) the breach by the grantee in any material respect of any contract or other agreement between the Company or any of its Affiliates and the grantee and, if such breach is susceptible of being cured as determined by the Committee in good faith, the failure of the grantee to cure such breach within the Cure Period; notwithstanding the foregoing, with respect to those grantees who (i) are parties to the Stockholders Agreement dated as of August 25, 1998 among the Company, certain management stockholders and certain other stockholders, or (ii) are parties to employment agreements with the Company, and such employment agreements contain a definition of "Cause," the term "Cause" herein shall be deemed to have the meaning set forth in such Stockholders Agreement or employment agreement. As used in this Agreement, a termination for Cause shall be deemed to have occurred with respect to a grantee if such grantee resigns from his or her employment with the Company and its subsidiaries after committing any act which, with notice or lapse of time or both, would constitute an event of Cause under this definition.

                           (c)      The term "Change in Control" as used herein
means any time when (i) Jupiter Partners II LLC ("Jupiter") has received cash proceeds from the sale

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                                                                               4


of 50% or more of the Common Stock purchased on the Effective Date, and (ii) the Company has not completed an Initial Public Offering and is not public following the transaction by which Jupiter sold its stake.

                           (d)      The term "Common Stock" as used herein means
the shares of common stock, par value $.20 per share, of the Company and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                           (e)      The term "Disability," with respect to a
grantee, shall be defined in the long-term disability plan maintained by the Company.

                           (f)      The term "Effective Date" means
                                    August 25, 1998.

                           (g)      The term "Fair Market Value" of a share of
Common Stock as of any determination date shall be determined by the Committee in its sole discretion (taking into consideration the lack of liquidity and non-control nature of such share); provided, however, that in no event shall the Fair Market Value of any share of Common Stock be less than its par value and; provided, further, that if such determination date occurs at a time when the Common Stock is publicly-traded following an Initial Public Offering, the Fair Market Value of a share of Common Stock shall be the average of the last reported sales prices of the Common Stock for the 30 consecutive days immediately preceding the date on which such determination is to be made, as reported by NASDAQ National Market System or a national securities exchange.

                           (h)      The term "Initial Public Offering" means the
first time following the Effective Date a registration statement filed under the Securities Act of 1933 with the Securities and Exchange Commission (other than
(i) a registration statement filed on Form S-4 or any successor form thereto relating to a merger or similar transaction or (ii) a registration statement filed on Form S-8 or any successor form thereto with respect to the issuance of Common Stock, or securities convertible into or exercisable or exchangeable for, Common Stock or rights to acquire Common Stock or such securities, granted or to be granted to employees or directors of the Company or any subsidiary of the Company) respecting an offering, whether primary or secondary, of Common Stock (or, if so determined by the Committee, securities convertible into, or exchangeable for, Common Stock or rights to acquire Common Stock or such securities) is declared effective and the securities so registered are issued and sold in a public offering.

                           (i)      The term "Person" means any individual,
corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

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                                                                               5


                  1.7      Agreements Evidencing Awards.

                           (a)      Options granted under the Plan shall be
evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Stock Option Agreements."

                           (b)      Each Stock Option Agreement shall set forth
the number of shares of Common Stock subject to the option granted thereby, and the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby.

                                    ARTICLE 2

                                  STOCK OPTIONS

                  2.1      Grant of Options.

                  The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

                  2.2      Exercisability of Options.

                           (a)      Exercisability Determined by Stock Option
Agreement. Subject to the other provisions of the Plan, each Stock Option Agreement shall set forth the period during which and the conditions subject to which the option evidenced thereby shall be exercisable, as determined by the Committee in its sole discretion.

                           (b)      Exercisability Period. Except to the extent
otherwise provided in the applicable Stock Option Agreement:


                                    (i)  each option shall become cumulatively
          exercisable with respect to 20% of the shares of Common Stock subject thereto, rounded up to the next full share, on each of the first, second, third and fourth anniversary of the date of grant (or, in the case of the first group of options granted under the Plan, the Effective Date) if, and only if, the grantee is still employed by the Company on each relevant date; and

                                    (ii) each option shall become 100%
          exercisable on the fifth anniversary of the date of grant (or, in the case of the first group of options granted under the Plan, the Effective Date) if, and only if, the grantee is still employed by the Company at such date.


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                                                                               6



                           (c)      Change in Control; Ownership Change.  Upon a
Change in Control, each option automatically shall become exercisable in respect of 100% of the shares of Common Stock subject thereto. Upon a Change in Control, unless otherwise determined by the Committee, each option must be exercised prior to or simultaneous with the Change in Control and, if not so exercised, such option shall terminate and be canceled. Upon the sale by the Company or by any stockholder of the Company in one transaction or a series of related transactions of Common Stock which constitutes 50% or more of the outstanding Common Stock of the Company following such transaction or transactions (which transaction or transactions do not constitute a Change in Control), then the Committee may determine that each option shall become exercisable in respect of 100% of the shares of Common Stock subject thereto and must be exercised immediately following such transaction or transactions and, if not so exercised, such option shall terminate and be cancelled.

                           (d)      Term.  Except to the extent otherwise
provided in the Plan or the applicable Stock Option Agreement, each option shall terminate and lapse, and be no longer exercisable, on the eighth (8th) anniversary of the date of grant (or, in the case of the first group of options granted under the Plan, on the eighth (8th) anniversary of the Effective Date).

                           (e)      Partial Exercise Permitted.  Except to the
extent otherwise provided in the Plan or the applicable Stock Option Agreement, an option granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option shall then be exercisable.

                           (f)      Notice of Exercise; Exercise Date.  An
option shall be exercisable by the grantee (or, in the case of the grantee's death or disability, his or her beneficiary or representative) by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.3.

                  2.3      Payment of Option Price.

                           (a)      Tender Due Upon Notice of Exercise.  Unless
the applicable Stock Option Agreement otherwise provides, any written notice of exercise of an option shall be accompanied by payment of the full exercise price for the shares being purchased. The grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to such payment on the option exercise date.

                           (b)      Manner of Payment. Payment of the exercise
price shall be made in any combination of the following:


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                                                                               7

                                    (i)  by certified or official bank check
     payable to the Company (or such other consideration acceptable to the Committee); and

                                    (ii) if the Company has completed an Initial
     Public Offering and has Common Stock registered under the Securities Exchange Act of 1934, and if and to the extent provided in the applicable Stock Option Agreement, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such longer period as the Committee may prescribe) having a Fair Market Value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee or the Company incurring any liability under the Securities Exchange Act of 1934.

                           (c)      Issuance of Shares.  As soon as practicable
after receipt of full payment, the Company shall, subject to the provisions of
Section 3.2 (relating to restrictions) and Section 3.13 (relating to the obligation to become a party to the Stockholders Agreement), deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable contractual restrictions, securities laws, rules and regulations or otherwise.

                  2.4 Special ISO Requirements. In order for a grantee to receive special tax treatment with respect to stock acquired under an option granted as an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction in which Code section 424(a) applies. If an option granted under the Plan is intended to be an incentive stock option, the option exercise price shall in no event be less than 100% of the fair market value (as determined pursuant to the Code) of the Common Stock on the date of grant. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted.

                  2.5      Default Provisions Concerning Termination of
                           Employment.

                           (a)      General Rule. Except as otherwise provided
in the Plan or applicable Stock Option Agreement or as determined by the Committee in its sole


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                                                                               8

discretion, if the grantee's employment terminates for any reason (including by reason of death or Disability) other than (x) for Cause or (y) upon the resignation of the grantee, (i) the portion of any options granted to such grantee that were exercisable under Section 2.2 immediately prior to such termination of employment will remain outstanding and exercisable as otherwise provided in the Plan, and (ii) the portion of such options that were not exercisable under Section 2.2 immediately prior to such termination shall terminate and expire. The employment of a grantee shall be deemed to have terminated if the grantee is no longer employed by the Company or by a company which is an Affiliate of the Company.

                           (b)      Termination for Cause. All options granted
to a grantee, whether or not exercisable, shall immediately terminate and expire on the effective date of termination of the grantee's employment if the grantee is terminated for Cause. In addition, no options shall be exercisable during any Cure Period (as defined in Section 1.6(b)). Notwithstanding anything herein to the contrary, if the Committee determines that a grantee voluntarily terminated his or her employment at a time when the Company or an Affiliate could have terminated such grantee's employment for Cause, for purposes of the Plan, such grantee shall be treated as if his or her employment had been terminated for Cause.

                           (c)      Resignation. Except as otherwise provided in
the Plan or applicable Stock Option Agreement or as determined by the Committee in its sole discretion, if the grantee's employment terminates upon resignation of the grantee, (i) the portion of any options granted to such grantee that were exercisable under Section 2.2 immediately prior to termination of employment will remain outstanding and exercisable for a period of sixty (60) days following such termination and shall terminate and expire following such sixtieth (60th) day and (ii) the portion of such options that were not exercisable under Section 2.2 immediately prior to such termination shall terminate and expire upon such termination.

                           (d)      Leave of Absence. The Committee may in its
sole discretion determine (i) whether any leave of absence shall constitute a termination of employment for purposes of the Plan and (ii) the impact, if any, of any such leave on outstanding awards under the Plan.


                  2.6      Noncompetition Agreements.

                  Notwithstanding anything in Section 2.2 to the contrary, unless a Stock Option Agreement provides otherwise or as determined by the Committee in its sole discretion, all options granted to a grantee, whether or not exercisable, shall automatically terminate and expire if the grantee breaches in any material respect (after giving effect to



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                                                                               9

any grace period contained therein) any of the provisions of any noncompetition or confidentiality agreement now existing or hereafter in effect between such grantee and the Company or if the grantee breaches any of the following provisions:

                           (a)      The grantee shall not, directly or
indirectly, as principal, agent, manager, employee, partner, shareholder, director, officer, consultant or otherwise, participate in or engage in the Lines of Business, as hereinafter defined; provided, however, that the grantee may own up to one percent (1%) of the outstanding securities of any corporation which is engaged in the Lines of Business, so long as such securities are traded on a national securities exchange or are included in the National Association of Securities Dealers Quotation System. "Lines of Business" shall mean the provision of portrait photography services through itinerant or traveling operations or permanent studios or any other portrait photography service, the processing or developing of photographic film in connection with such provision and any other lines of business in which the Company may engage.

                           (b)      The grantee shall not directly or indirectly
cause or attempt to cause any supplier or customer of the Company, or any of its subsidiaries or affiliates, or any governmental body or public agency, not to do business with the Company or such subsidiary or affiliate or to transfer all or part of its business from the Company, or such subsidiary or affiliate, or otherwise interfere or attempt to interfere with any business relationship between the Company, or any of its subsidiaries or affiliates, and any of such suppliers, customers, government bodies or public agencies.

                           (c)      The grantee shall keep and retain in
confidence and shall not, without the prior written consent of the Company, disclose to any persons, firm or corporation or otherwise use for his own benefit or the benefit of another any of the proprietary, confidential or secret information or trade secrets of the Company.

                           (d)      The grantee shall not, while employed by the
Company and for a period of one year following the termination of the grantee's employment with the Company, directly or indirectly, hire, solicit or encourage to leave the employment of the Company or any subsidiary of the Company any director, officer or employee of the Company or any such subsidiary, or hire any such person who has left the employment of the Company or any such subsidiary, within the 12-month period prior to the grantee's hiring of such person.



                                    ARTICLE 3

                                  MISCELLANEOUS

                  3.1      Amendment of the Plan; Modification of Awards.



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                                                                              10


                           (a)      Plan Amendments. The Board may, without
stockholder approval, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever; provided, however, that no such suspension, discontinuance or amendment shall adversely affect the rights of a grantee with respect to any outstanding option without the written consent of such grantee.

                           (b)      Award Modifications.  Subject to the terms
and conditions of the Plan, the Committee may, with the grantee's consent, amend outstanding Stock Option Agreements with a grantee, including, without limitation, any amendment that would (i) accelerate the time or times at which such grantee's options become exercisable and/or (ii) extend the scheduled termination or expiration date of such grantee's options; provided, however, that no such suspension, discontinuance or amendment shall adversely affect the rights of a grantee with respect to any outstanding option without the written consent of such grantee.

                  3.2      Restrictions.

                           (a) The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of an option or portion thereof prior to fulfillment of all of the following conditions:

                                    (i)     the obtaining of any approval or
     other clearance from any state, federal, local or foreign governmental agency or other regulatory organization which the Committee shall determine to be reasonably necessary or advisable;


                                    (ii)    a bona fide written representation
     and agreement, in a form reasonably satisfactory to the Committee, signed by the grantee or other person, stating that the shares of Common stock are being acquired for such person's own account for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933 and then applicable rules and regulations thereunder; provided, however, that the Committee may take whatever additional actions it deems reasonably necessary to ensure the observance and performance of such representation and agreement and to effect compliance with such Act and any other federal or state securities laws or regulations, if applicable;

                                    (iii)   in the event the option or portion
     thereof shall be exercised pursuant to Section 2.2 by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the option; and


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                                                                              11


                                     (iv)    such assurances as the Company may
     reasonably require, from the grantee or the grantee's counsel, that the issuance of shares to the grantee will not cause any liability to the Company under any federal or state securities or other law.

                  3.3      Nontransferability.

                  Except as agreed to by the Committee, no option granted to any grantee under the Plan shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution, and during the lifetime of the grantee, all rights with respect to any such award granted to the grantee under the Plan shall be exercisable only by him or her. Notwithstanding the foregoing, the Committee may permit the transfer of options to (a) the spouse, parents or siblings (by blood or adoption) of the grantee or the lineal descendants (by blood or adoption) of such grantee or such grantee's spouse, parents or siblings, (b) a trust, the beneficiaries of which include only such grantee or spouse, parents or siblings (by blood or adoption) of such grantee or the lineal descendants (by blood or adoption) of such grantee, spouse, parents or siblings, or a charitable trust that is an affiliate of such grantee, or (c) upon such grantee's death, executors, administrators, trustees, legatees or beneficiaries of such grantee, in any such case, upon the agreement of any such transferee to be bound by the terms of the Plan, the Stockholders Agreement and any Stock Option Agreement.

                  3.4      Withholding Taxes.

                           (a)      Whenever under the Plan shares of Common
Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever amounts are to be paid under the Plan, the Company may, as a condition of payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

                           (b)      Without limiting the generality of the
foregoing, from and after the date that the Company has completed an Initial Public Offering and has Common Stock registered under the Securities Exchange Act of 1934, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such longer period as the Committee may determine) having a Fair Market Value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).


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                                                                              12

                  3.5      Adjustments Upon Changes in Capitalization.

                  The number of shares of Common Stock which may be issued pursuant to options under the Plan, the number of shares of Common Stock issuable under outstanding options and the option exercise price of options theretofore granted under the Plan shall be equitably adjusted, as determined by the Committee in its sole discretion, if there is any change in the Common Stock by way of stock split, reverse stock split, stock dividend, reclassification, merger, consolidation, reorganization, recapitalization or any other means.

                  3.6      Right of Discharge Reserved.

                  Nothing in the Plan or in any Stock Option Agreement shall confer upon any person the right to continue in the service of the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate the service of such person.

                  3.7      No Rights as a Stockholder.

                  No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an option until the issuance of a stock certificate (including any restricted stock certificate, unless otherwise provided in an applicable Stock Option Agreement) to such grantee or other person for such shares. Except as otherwise provided in Section
3.5 (relating to adjustments upon changes in capitalization) or as otherwise determined by the Committee, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

                  3.8      Nature of Payments.

                           (a)      Any and all awards or payments hereunder
shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

                           (b)      All such awards and payments shall be
considered special incentive payments to the grantee and shall not, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.


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                                                                              13

                           (c)      Other than expressly as set forth in the
Plan or any Stock Option Agreement, no grantee (or any permitted transferee) shall have any rights relating to the grant, exercisability or continuance of any award made hereunder beyond the period provided for herein or in the applicable Stock Option Agreement.

                  3.9      Non-Uniform Determinations.

                  The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Stock Option Agreements, as to (a) the persons to receive awards under the Plan, and
(b) the terms and provisions of awards under the Plan.

                  3.10     Other Payments or Awards.

                  Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  3.11     Section Headings.

                  The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

                  3.12     Effective Date and Term of Plan.

                           (a)      The Plan shall be deemed adopted and become
effective on the Effective Date.

                           (b)      The Plan shall terminate eight years after
the Effective Date (the "Termination Date"). After the Termination Date, no awards shall be made under the Plan. Notwithstanding the foregoing, all options granted under the Plan prior to the Termination Date shall remain in effect until such options have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Stock Option Agreement.

                  3.13     Stockholders Agreement.

                  Each grantee (and permitted transferee, as a condition of transfer) of an option shall, as a condition to the exercisability of such option or at any other time at the request of the Committee, execute and deliver a Stockholders Agreement in substantially the form of Exhibit A hereto.

                  3.14     Governing Law.

                  The Plan shall be governed by the laws of the State of North Carolina applicable to agreements made and to be performed entirely within such state.

                             PCA INTERNATIONAL, INC.

                            STOCK OPTION PLAN (1998)

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE 1 GENERAL ........................................................    1
1.1       Purpose ........................................................    1
1.2       Administration .................................................    1
1.3       Persons Eligible for Awards ....................................    2
1.4       Types of Awards Under Plan .....................................    2
1.5       Shares Available for Awards ....................................    2
1.6       Definitions of Certain Terms ...................................    3
1.7       Agreements Evidencing Awards ...................................    5

ARTICLE 2 STOCK OPTIONS ..................................................    5
2.1       Grant of Options ...............................................    5
2.2       Exercisability of Options ......................................    5
2.3       Payment of Option Price ........................................    6
2.4       Special ISO Requirements .......................................    7
2.5       Default Provisions Concerning Termination of Employment ........    8
2.6       Noncompetition Agreements ......................................    8

ARTICLE 3 MISCELLANEOUS ..................................................   10
3.1       Amendment of the Plan; Modification of Awards ..................   10
3.2       Restrictions ...................................................   10
3.3       Nontransferability .............................................   11
3.4       Withholding Taxes ..............................................   11
3.5       Adjustments Upon Changes in Capitalization .....................   12
3.6       Right of Discharge Reserved ....................................   12
3.7       No Rights as a Stockholder .....................................   12
3.8       Nature of Payments .............................................   12
3.9       Non-Uniform Determinations .....................................   13
3.10      Other Payments or Awards .......................................   13
3.11      Section Headings ...............................................   13
3.12      Effective Date and Term of Plan ................................   13
3.13      Stockholders Agreement .........................................   14
3.14      Governing Law ..................................................   14



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